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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant of Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 19, 2000
                                                        -------------------


                         N.U. PIZZA HOLDING CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

    NEVADA                          0-19522                     95-3656327
(State or other                   (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 of incorporation)


           3550 WILSHIRE BOULEVARD, SUITE 1725, LOS ANGELES, CA 90010
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (213) 252-9991
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)  (i)   On October 19, 2000, the Board of Directors of N.U. Pizza Holding
     Corporation (the "Company") voted to dismiss Bennet Block Accountancy Corporation ("BBAC") as its independent certified public accountant.

(a) (ii) None of the BBAC reports on the Company's financial statements for the prior fiscal years contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(a) (iii) The decision to chance accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

(a) (iv) For the prior fiscal years, and through the date of this Current Report on Form 8-K, the Company is unaware of any disagreement with BBAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to their satisfaction, would have caused said accountants to make a reference to the subject matter of the disagreement in connection with any report issued by same.

(b) As of the date of this report, the Company has engaged a new accounting firm, Grobstein, Horwath & Company LLP, to act as certifying accountants for the year ended June 30, 2000.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     Not Applicable


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                                   SIGNATURES
                                  -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            N.U. PIZZA HOLDING CORPORATION

DATE: October 19, 2000                      /s/ DANIEL ROUSE
                                            ----------------
                                            Daniel Rouse
                                            President